                                                                     Exhibit 4.2

                     GE DEALER FLOORPLAN MASTER NOTE TRUST,

                                   as Issuer,

                                      and

                           WILMINGTON TRUST COMPANY,

                              as Indenture Trustee

                        SERIES [ ] INDENTURE SUPPLEMENT
                             Dated as of [ ], 2004

                                                            Indenture Supplement


                                TABLE OF CONTENTS

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ARTICLE I     Definitions

     SECTION 1.1.     Definitions...........................................................      1
     SECTION 1.2.     Incorporation of Terms................................................     10

ARTICLE II            Creation of the Series [  ] Notes

     SECTION 2.1.     Designation...........................................................     10

ARTICLE III   [RESERVED]

ARTICLE IV    Rights of Series [  ] Noteholders and Allocation and Application of
              Collections

     SECTION 4.1.     Determination of Interest and Principal...............................     10
     SECTION 4.2.     Establishment of Accounts.............................................     12
     SECTION 4.3.     Calculations and Series Allocations...................................     13
     SECTION 4.4.     Application of Available Non-Principal Collections and Available
                      Principal Collections.................................................     15
     SECTION 4.5.     Distributions.........................................................     18
     SECTION 4.6.     Investor Charge-Offs..................................................     19
     SECTION 4.7.     Reallocated Principal Collections.....................................     19
     SECTION 4.8.     Excess Non-Principal Collections......................................     19
     SECTION 4.9.     Shared Principal Collections..........................................     19
     SECTION 4.10.    [Reserve Account......................................................     19
     SECTION 4.11.    Investment of Amounts on Deposit in Series Accounts...................     20
     SECTION 4.12.    Controlled Accumulation Period........................................     20
     SECTION 4.13.    [Determination of LIBOR]..............................................     21

ARTICLE V     Delivery of Series [  ] Notes; Reports to Series [  ] Noteholders

     SECTION 5.1.     Delivery and Payment for the Series [  ] Notes........................     22
     SECTION 5.2.     Reports and Statements to Series [  ] Noteholders.....................     22

ARTICLE VI    Series [  ] Early Amortization Events

     SECTION 6.1.     Series [  ] Early Amortization Events.................................     22

ARTICLE VII   Redemption of Series [  ] Notes; Final Distributions; Series Termination

     SECTION 7.1.     Optional Redemption of Series [  ] Notes; Final Distributions.........     24
     SECTION 7.2.     Series Termination....................................................     25

ARTICLE VIII  Miscellaneous Provisions

     SECTION 8.1.     Ratification of Indenture; Amendments.................................     25

                                                            Indenture Supplement

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                                TABLE OF CONTENTS
                                   (continued)

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     SECTION 8.2.     Form of Delivery of the Series [  ] Notes.............................     25
     SECTION 8.3.     Counterparts..........................................................     25
     SECTION 8.4.     GOVERNING LAW.........................................................     26
     SECTION 8.5.     Limitation of Liability...............................................     27
     SECTION 8.6.     Rights of the Indenture Trustee.......................................     27
     SECTION 8.7.     No Petition...........................................................     27

EXHIBIT A-1   FORM OF CLASS A NOTE
EXHIBIT A-2   FORM OF CLASS B NOTE
EXHIBIT A-3   FORM OF CLASS C NOTE
EXHIBIT B     FORM OF MONTHLY SERVICER'S CERTIFICATE

                                                            Indenture Supplement

      SERIES [ ] INDENTURE SUPPLEMENT, dated as of [ ], 2004 ("Indenture Supplement"), between GE DEALER FLOORPLAN MASTER NOTE TRUST, a Delaware statutory trust (herein, the "Issuer" or the "Trust"), and WILMINGTON TRUST COMPANY, a [ ], not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, the "Indenture Trustee") under the Master Indenture, dated as of [ ], 2004 (the "Indenture"), between the Issuer and the Indenture Trustee.

      The Principal Terms of this Series are set forth in this Indenture Supplement.

                                    ARTICLE I
                                   DEFINITIONS

      SECTION 1.1. Definitions.

      (a) Capitalized terms used and not otherwise defined herein are used as defined in Section 1.1 of the Indenture. This Indenture Supplement shall be interpreted in accordance with the conventions set forth in Section 1.2 of the Indenture.

      (b) Each capitalized term defined herein relates only to Series [ ] and to no other Series. Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings:

      "Additional Interest" means, for any Payment Date, Class A Additional Interest, Class B Additional Interest and Class C Additional Interest for such Payment Date.

      "Addition Date" is defined in the First Tier Agreement.

      "Administration Agreement" means the Administration Agreement, dated as of [ ], 2004, between the Administrator, the Trustee and the Issuer.

      "Administrator" means General Electric Capital Corporation, in its capacity as Administrator under the Administration Agreement or any other Person designated as an Administrator under the Administration Agreement.

      "Aggregate Investor Default Amount" means, as to any Monthly Period, the sum of the Investor Default Amounts in respect of such Monthly Period.

      "Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction:

            (a) the numerator of which shall be equal to:

                  (i) for Principal Collections during the Revolving Period and for Non-Principal Collections and Default Amounts at any time, the Collateral Amount at the end of the last day of the prior Monthly Period (or, in the case of the first Monthly Period on the Closing
            Date); or

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                  (ii) for Principal Collections during the Early Amortization
            Period and the Controlled Accumulation Period, the Collateral Amount at the end of the last day of the Revolving Period; and

            (b) the denominator of which shall be the greater of (x) the Aggregate Principal Receivables determined as of the close of business on the last day of the prior Monthly Period (or, in the case of the first Monthly Period, as of the Closing Date) and (y) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Non-Principal Collections, Principal Collections or Default Amounts, as applicable, for all outstanding Series on such date of determination; provided, that if one or more Reset Dates occur in a Monthly Period, the denominator for the portion of the Monthly Period falling on and after such Reset Date and prior to any subsequent Reset Date will be recalculated for such period as of the close of business on the subject Reset Date; and provided, further, that notwithstanding the preceding proviso, if a Reset Date occurs during any Monthly Period as a result of an Addition Date and if the Issuer is permitted to make a single monthly deposit to the Collection Account pursuant to Section 8.4 of the Indenture for such Monthly Period, then the denominator determined pursuant to clause (x) of this clause (b) for each day during such Monthly Period shall equal the Average Principal Balance for such Monthly Period.

      "Available Non-Principal Collections" means, for any Monthly Period, an amount equal to the sum of (a) the Investor Non-Principal Collections for such Monthly Period, (b) the Series [ ] Excess Non-Principal Collections for such Monthly Period and (c) Investment Earnings.

      "Available Principal Collections" means, for any Monthly Period, an amount equal to (a) the Investor Principal Collections for such Monthly Period, minus
(b) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.7 are required to be applied on the related Payment Date, plus (c) the sum of (i) any Shared Principal Collections with respect to other Principal Sharing Series (including any amounts on deposit in the Excess Funding Account that are allocated to Series [ ] for application as Shared Principal Collections), (ii) the aggregate amount to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii), and
(iii) during an Early Amortization Event, the amount of Available Non-Principal Collections used to pay principal on the Series [ ] Notes pursuant to Section 4.4(a)(xi) for the related Payment Date.

      ["Available Reserve Account Amount" means, for any Transfer Date, an amount equal to the lesser of (a) the amount on deposit in the Reserve Account (exclusive of Investment Earnings on such date and before giving effect to any deposit to, or withdrawal from, the Reserve Account made or to be made with respect to such date) and (b) the Required Reserve Account Amount, in each case on such Transfer Date.]

      "Average Principal Balance" means for any Monthly Period in which a Reset Date occurs as a result of an Addition Date, the sum of (i) the Aggregate Principal Receivables determined as of the close of business on the last day of the prior Monthly Period, multiplied by a fraction the numerator of which is the number of days from and including the first day of such Monthly Period, to but excluding the related Reset Date, and the denominator of which is the number of days in such Monthly Period, plus (ii) for each such Reset Date, the product of the Aggregate

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Principal Receivables determined as of the close of business on such Reset Date, multiplied by a fraction, the numerator of which is the number of days from and including such Reset Date to the earlier of the last day of such Monthly Period (in which case such period shall include such date) or the next succeeding Reset Date (in which case such period shall exclude such date), and the denominator of which is the number of days in such Monthly Period.

      "Class A Additional Interest" is defined in Section 4.1(a).

      "Class A Deficiency Amount" is defined in Section 4.1(a).

      "Class A Monthly Interest" is defined in Section 4.1(a).

      "Class A Note Initial Principal Balance" means [ ] dollars
($[___________]).

      "Class A Note Interest Rate" means a per annum rate of [ ] percent ([__]%) [in excess of LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period].

      "Class A Note Principal Balance" means, on any date of determination, an amount equal to (a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

      "Class A Noteholder" means the Person in whose name a Class A Note is registered in the Note Register.

      "Class A Notes" means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.

      "Class A Required Amount" means, for any Payment Date, an amount equal to the excess of the amounts described in Sections 4.4(a)(i), (ii) and (iii) over Available Non-Principal Collections applied to pay such amount pursuant to
Section 4.4(a).

      "Class B Additional Interest" is defined in Section 4.1(b).

      "Class B Deficiency Amount" is defined in Section 4.1(b).

      "Class B Monthly Interest" is defined in Section 4.1(b).

      "Class B Note Initial Principal Balance" means [ ] dollars
($[__________]).

      "Class B Note Interest Rate" means a per annum rate of [ ] percent ([___]%) [in excess of LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period].

      "Class B Note Principal Balance" means, on any date of determination, an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

      "Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

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

      "Class B Notes" means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.

      "Class B Required Amount" means, for any Payment Date, an amount equal to the excess of the amount described in Section 4.4(a)(iv) over Available Non-Principal Collections applied to pay such amount pursuant to Section 4.4(a).

      "Class C Additional Interest" is defined in Section 4.1(c).

      "Class C Deficiency Amount" is defined in Section 4.1(c).

      "Class C Monthly Interest" is defined in Section 4.1(c).

      "Class C Note Initial Principal Balance" means [ ] dollars
($[____________]).

      "Class C Note Interest Rate" means a per annum rate of [ ] percent ([__]%) [in excess of LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period].

      "Class C Note Principal Balance" means, on any date of determination, an amount equal to (a) the Class C Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date.

      "Class C Noteholder" means the Person in whose name a Class C Note is registered in the Note Register.

      "Class C Notes" means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3.

      "Class C Required Amount" means with respect to any Payment Date, an amount equal to the excess of the amount described in Section 4.4(a)(v) over Available Non-Principal Collections applied to pay such amount pursuant to
Section 4.4(a).

      "Closing Date" means [  ].

      "Collateral Amount" means, as of any date of determination, an amount equal to the excess, if any, of (a) the sum of (i) the Note Principal Balance on such date, plus (ii) an amount equal to [ ] percent ([ ]%) of the Note Principal Balance on such date over (b) the excess, if any, of (i) the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections since the Closing Date over (ii) the reimbursements of such amounts pursuant to Section 4.4(a)(vii) prior to such date of determination.

      "Controlled Accumulation Amount" means, for any Transfer Date with respect to the Controlled Accumulation Period, [ ] dollars ($[_________]); provided, however, that if the Controlled Accumulation Period Length is determined to be less than or more than [ ] months pursuant to Section 4.12, the Controlled Accumulation Amount for each Payment Date with respect to the Controlled Accumulation Period will be equal to (i) the initial Note Principal Balance divided by (ii) the Controlled Accumulation Period Length; provided, further, that the

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Controlled Accumulation Amount for any Payment Date shall not exceed the Note
Principal Balance minus any amount already on deposit in the Principal Account on such Transfer Date.

      "Controlled Accumulation Date" means [ ] [200 ].

      "Controlled Accumulation Period" means, unless an Early Amortization Event shall have occurred prior thereto, the period commencing at the opening of business on the Controlled Accumulation Date and ending on the earliest to occur of (a) the commencement of the Early Amortization Period, (b) the Series Maturity Date, and (c) the date on which the Note Principal Balance has been reduced to zero.

      "Controlled Accumulation Period Length" is defined in Section 4.12.

      "Default Amount" means, as to any Defaulted Account, the amount of Principal Receivables (other than Ineligible Receivables, unless there is an Insolvency Event with respect to the related Originator or the Transferor) in such Defaulted Account on the day it became a Defaulted Account; provided, that the amount of Principal Receivables included in the Overconcentration Amount (as defined in the First Tier Agreement) shall be excluded in determining Default Amounts.

      "Default Margin" means [ ] percent ([ ]%) per annum.

      "Defaulted Account" means an Account in which there are Defaulted Receivables.

      "Distribution Account" means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.

      "Early Amortization Period" means the period commencing on the date on which a Trust Early Amortization Event or a Series [ ] Early Amortization Event is deemed to occur and ending on the Series Maturity Date.

      "Excess Collateral Amount" means, at any time, the excess of (a) the Collateral Amount over (b) the Note Principal Balance.

      "Expected Principal Payment Date" means the Payment Date in [month, year].

      "Group One" means Series [ ] and each other outstanding Series hereafter specified in the related Indenture Supplement to be included in Group One.

      "Indenture" is defined in the preamble.

      "Indenture Trustee" is defined in the preamble.

      "Ineligible Receivables" means Receivables that are not Eligible Receivables (as such term is defined in the First Tier Agreement).

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

      "Initial Collateral Amount" means $[ ], which equals the sum of (i) the Class A Note Initial Principal Balance, (ii) the Class B Note Initial Principal Balance, (iii) the Class C Note Initial Principal Balance and (iv) the Initial Excess Collateral Amount.

      "Initial Excess Collateral Amount" means, as of any date of determination, [ ] dollars ($ ).

      "Interest Period" means, for any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding such Payment Date.

      "Investment Earnings" means, for any Payment Date, all interest and earnings on Permitted Investments included in the Reserve Account (net of losses and investment expenses) during the period commencing on and including the Payment Date immediately preceding such Payment Date and ending on but excluding such Payment Date.

      "Investor Charge-Offs" is defined in Section 4.6.

      "Investor Default Amount" means, for any Monthly Period and for all Accounts that became Defaulted Accounts during such Monthly Period, the sum of the following amount for each such Defaulted Account: the product of (a) the Default Amount with respect to each such Defaulted Account and (b) the Allocation Percentage on the day such Account became a Defaulted Account.

      "Investor Non-Principal Collections" means, for any Monthly Period, an amount equal to the aggregate amount of Non-Principal Collections retained or deposited in the Non-Principal Account for Series [ ] pursuant to Section 4.3(b)(i) for such Monthly Period.

      "Investor Principal Collections" means, for any Monthly Period, an amount equal to the aggregate amount of Principal Collections retained or deposited in the Principal Account for Series [ ] pursuant to Section 4.3(b)(ii) for such Monthly Period.

      "Issuer" is defined in the preamble.

      ["LIBOR" means, for any Interest Period, the London interbank offered rate for one-month United States dollar deposits determined by the Indenture Trustee for each Interest Period in accordance with the provisions of Section 4.13.]

      ["LIBOR Determination Date" means (i) with respect to the first Interest Period, the Closing Date, and (ii) with respect to any Interest Period thereafter, the second London Business Day prior to the commencement of such Interest Period.]

      ["London Business Day" means any day on which dealings in deposits in United States dollars are transacted in the London interbank market.]

      "Minimum Free Equity Percentage" means, for purposes of Series [ ], [ ] percent ([ ]%).

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

      "Monthly Interest" means, for any Payment Date, the sum of the Class A Monthly Interest, the Class B Monthly Interest, and the Class C Monthly Interest for such Payment Date.

      "Monthly Payment Rate" means, for any Monthly Period, a fraction (expressed as a percentage), (a) the numerator of which is the Principal Collections (without excluding therefrom the Discount Portions) collected during such Monthly Period, and (b) the denominator of which is the aggregate balance of the Principal Receivables [(without deducting therefrom the Discount Portions)] as of the beginning of such Monthly Period.

      "Monthly Period" means, as to each Payment Date, the preceding calendar month; provided, that the Monthly Period relating to the first Payment Date after the Closing Date means the period from and including the Closing Date to and including the end of the calendar month preceding the first Payment Date.

      "Monthly Principal" is defined in Section 4.1(d).

      "Monthly Principal Reallocation Amount" means, for any Monthly Period, an amount equal to the lesser of (i) the Required Amount and (ii) (x) the Initial Excess Collateral Amount minus (y) the sum of [(I)] the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for such Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Payment Date) [and (II) any reductions to the Collateral Amount on account of reductions to the Required Excess Collateral Amount], provided, however, the Monthly Principal Reallocation Amount shall not be less than zero.

      "Non-Principal Account" means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.

      "Non-Principal Shortfall" is defined in Section 4.8.

      "Noteholder Servicing Fee" means, for any Transfer Date, an amount equal to one-twelfth of the product of (a) the Series Servicing Fee Percentage and (b) the Collateral Amount as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Noteholder Servicing Fee shall be calculated based on the Collateral Amount as of the Closing Date and shall be an amount equal to the product of (a) the product of (I) the Series Servicing Fee Percentage and (II) the Collateral Amount as of the Closing Date and (b) the number of days from and including the Closing Date to and including the last day of the month in which the Closing Date occurs divided by 360.

      "Note Principal Balance" means, on any date of determination, an amount equal to the sum of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance.

      "Payment Date" means the twentieth (20th) day of each calendar month, or if such twentieth (20th) day is not a Business Day, the next succeeding Business Day; provided, that the first Payment Date shall be [ ], 2004.

      "Principal Account" means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.

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                                       7

      "Principal Shortfall" is defined in Section 4.9.

      "Rating Agency" means, with respect to Series [ ], each of [Fitch, Moody's and S&P].

      "Reallocated Principal Collections" means, for any Transfer Date, Investor Principal Collections applied in accordance with Section 4.7 in an amount not to exceed the Monthly Principal Reallocation Amount for the related Monthly Period.

      "Reassignment Amount" means, for any Transfer Date, after giving effect to any deposits and payments otherwise to be made on the related Payment Date, the sum of (i) the Note Principal Balance on the related Payment Date, plus (ii) Monthly Interest for the related Payment Date and any Monthly Interest previously due but not distributed to the Series [ ] Noteholders, plus (iii) without duplication, the other amounts specified in clauses (i), (ii) and (iii) of Section 7.1(d).

      "Record Date" means, for purposes of Series [ ] with respect to any Payment Date, the date falling five (5) Business Days prior to such date.

      "Reference Banks" means four major banks in the London interbank market selected by the Master Servicer.

      "Removal Date" is defined in the Second Tier Agreement.

      "Required Amount" means, for any Payment Date, an amount equal to the excess of the sum of the amounts described in Sections 4.4(a)(i) through (v) over Available Non-Principal Collections applied to pay such amount pursuant to
Section 4.4(a).

      "Required Excess Collateral Amount" means, at any time, [ ] percent ([ ]%) of the Collateral Amount.

      "Required Reserve Account Amount" means, for any day, an amount equal to the product of (a) [ ] percent ([ ]%) and (b) the Note Principal Balance as of such day (after giving effect to any changes therein on such day).

      "Reset Date" means:

            (a) each Addition Date;

            (b) each Removal Date;

            (c) each date on which there is an increase in the outstanding balance of any Variable Funding Note; and

            (d) each date on which a new Series or Class of Notes is issued.

      ["Reserve Account" means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.]

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

      ["Reserve Account Deficiency" means the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount.]

      "Revolving Period" means the period beginning on the Closing Date and ending at the close of business on the day immediately preceding the earlier of the day the Controlled Accumulation Period commences or the day the Early Amortization Period commences.

      "Series Accounts" is defined in Section 4.2.

      "Series Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the numerator used in determining the Allocation Percentage for Non-Principal Collections for that Monthly Period and the denominator of which is the sum of the numerators used in determining the Allocation Percentage for Non-Principal Collections for all outstanding Series on such date of determination; provided, that if one or more Reset Dates occur in a Monthly Period, the Series Allocation Percentage for the portion of the Monthly Period falling on and after each such Reset Date and prior to any subsequent Reset Date will be determined using a denominator which is equal to the sum of the numerators used in determining the Allocation Percentage for Non-Principal Collections for all outstanding Series as of the close of business on the subject Reset Date.

      "Series Servicing Fee Percentage" means [ ] percent ([ ]%) per annum.

      "Series Maturity Date" means the earliest to occur of (a) the date on which the Note Principal Balance is paid in full, (b) the date on which the Collateral Amount is reduced to zero and (c) the Series [ ] Final Maturity Date.

      "Series [ ]" means the Series of Notes the terms of which are specified in this Indenture Supplement.

      "Series [ ] Early Amortization Event" is defined in Section 6.1. The Series [ ] Early Amortization Events are, with respect to Series [ ], the Early Amortization Events contemplated by clause (a) of the definition of Early Amortization Event in the Indenture.

      "Series [ ] Excess Non-Principal Collections" means Excess Non-Principal Collections allocated from other Series in Group One to Series [ ] pursuant to
Section 8.6 of the Indenture.

      "Series [ ] Final Maturity Date" means the Payment Date in [month, year].

      "Series [ ] Note" means any one of the Class A Notes, Class B Notes or Class C Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1, A-2 or A-3, respectively.

      "Series [ ] Noteholder" means the Person in whose name a Series [ ] Note is registered in the Note Register.

      "Servicer Advance" is defined in the Servicing Agreement.

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                                       9

      "Surplus Collateral Amount" means, at any time, the excess, if any, of the Excess Collateral Amount over the Required Excess Collateral Amount.

      "Target Amount" is defined in Section 4.3(b)(i).

      "Trust" is defined in the preamble.

      SECTION 1.2. Incorporation of Terms. The terms of the Indenture are incorporated in this Supplement as if set forth in full herein. As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and both together shall be read, taken and construed as one and the same agreement. If the terms of this Supplement and the terms of the Indenture conflict, the terms of this Supplement shall control with respect to Series [ ].

                                   ARTICLE II
                        CREATION OF THE SERIES [ ] NOTES

      SECTION 2.1. Designation.

      (a) There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "GE Dealer Floorplan Master Note Trust, Series [ ]" or the "Series [ ] Notes." The Series [ ] Notes shall be issued in three Classes, known as the "Class A Series [ ] [Floating Rate] Asset Backed Notes," the "Class B Series [ ] [Floating Rate] Asset Backed Notes," and the "Class C Series [ ] [Floating Rate] Asset Backed Notes."

      (b) Series [ ] shall be included in Group One and shall be a Principal Sharing Series. Series [ ] shall be an Excess Allocation Series with respect to Group One only. Series [ ] shall not be subordinated to any other Series.

                                   ARTICLE III
                                   [RESERVED]

                                   ARTICLE IV
         RIGHTS OF SERIES [ ] NOTEHOLDERS AND ALLOCATION AND APPLICATION
                                 OF COLLECTIONS

      SECTION 4.1. Determination of Interest and Principal.

      (a) The amount of monthly interest ("Class A Monthly Interest") due and payable with respect to the Class A Notes on any Payment Date shall be an amount equal to the product of (i) a fraction, the numerator of which is [the actual number of days in the related Interest Period] [30] and the denominator of which is three hundred sixty (360), (ii) the Class A Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class A Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Payment Date, the Class A Note Initial Principal Balance).

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

      With respect to each Payment Date, the Issuer shall determine the excess, if any (the "Class A Deficiency Amount"), of (x) the aggregate amount of Class A Monthly Interest payable pursuant to this Section 4.1(a) as of the prior Payment Dates over (y) the amount of Class A Monthly Interest actually paid on such Payment Dates. If the Class A Deficiency Amount for any Payment Date is greater than zero, on each subsequent Payment Date until such Class A Deficiency Amount is fully paid, an additional amount ("Class A Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is three hundred sixty (360), (ii) the Class A Note Interest Rate in effect with respect to the related Interest Period plus the Default Margin and (iii) such Class A Deficiency Amount (or the portion thereof which has not been paid to the Class A Noteholders) shall be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

      (b) The amount of monthly interest ("Class B Monthly Interest") due and payable with respect to the Class B Notes on any Payment Date shall be an amount equal to the product of (i) a fraction, the numerator of which is [the actual number of days in the related Interest Period] [30] and the denominator of which is three hundred sixty (360), (ii) the Class B Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class B Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Payment Date, the Class B Note Initial Principal Balance).

      With respect to each Payment Date, the Issuer shall determine the excess, if any (the "Class B Deficiency Amount"), of (x) the aggregate amount of Class B Monthly Interest payable pursuant to this Section 4.1(b) as of the prior Payment Dates over (y) the amount of Class B Monthly Interest actually paid on such Payment Dates. If the Class B Deficiency Amount for any Payment Date is greater than zero, on each subsequent Payment Date until such Class B Deficiency Amount is fully paid, an additional amount ("Class B Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is three hundred sixty (360), (ii) the Class B Note Interest Rate in effect with respect to the related Interest Period plus the Default Margin and (iii) such Class B Deficiency Amount (or the portion thereof which has not been paid to the Class B Noteholders) shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

      (c) The amount of monthly interest ("Class C Monthly Interest") due and payable with respect to the Class C Notes on any Payment Date shall be an amount equal to the product of (i) a fraction, the numerator of which is [the actual number of days in the related Interest Period] [30] and the denominator of which is three hundred sixty (360), (ii) the Class C Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class C Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Payment Date, the Class C Note Initial Principal Balance).

      With respect to each Payment Date, the Issuer shall determine the excess, if any (the "Class C Deficiency Amount"), of (x) the aggregate amount of Class C Monthly Interest payable pursuant to this Section 4.1(c) as of the prior Payment Dates over (y) the amount of Class C

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                                       11

Monthly Interest actually paid on such Payment Dates. If the Class C Deficiency Amount for any Payment Date is greater than zero, on each subsequent Payment Date until such Class C Deficiency Amount is fully paid, an additional amount ("Class C Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is three hundred sixty (360), (ii) the Class C Note Interest Rate in effect with respect to the related Interest Period plus the Default Margin and (iii) such Class C Deficiency Amount (or the portion thereof which has not been paid to the Class C Noteholders) shall be payable as provided herein with respect to the Class C Notes. Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to the Class C Noteholders only to the extent permitted by applicable law.

      (d) The amount of monthly principal ("Monthly Principal") to be transferred from the Principal Account with respect to the Series [ ] Notes on each Transfer Date, beginning with the Transfer Date following the Monthly Period in which the Controlled Accumulation Period or the Early Amortization Period begins, shall be equal to the lesser of (i) the Available Principal Collections for the preceding Monthly Period and (ii) the Note Principal Balance on such Transfer Date.

      SECTION 4.2. Establishment of Accounts.

      (a) As of the Closing Date, the Issuer covenants to have established and shall thereafter maintain the Non-Principal Account, the Principal Account[,][and] the Distribution Account [and the Reserve Account] (collectively, the "Series Accounts") each of which shall be an Eligible Deposit Account.

      (b) If the depositary institution wishes to resign as depositary of any of the Series Accounts for any reason or fails to carry out the instructions of the Issuer for any reason, then the Issuer shall promptly notify the Indenture Trustee on behalf of the Series [ ] Noteholders.

      (c) On or before the Closing Date, the Issuer shall enter into a depositary agreement to govern the Series Accounts pursuant to which such accounts are continuously identified in the depositary institution's books and records as subject to a security interest in favor of the Indenture Trustee on behalf of the Series [ ] Noteholders and, except as may be expressly provided herein to the contrary, in order to perfect the security interest of the Indenture Trustee on behalf of the Series [ ] Noteholders under the UCC, the Indenture Trustee on behalf of the Series [ ] Noteholders shall have the power to direct disposition of the funds in the Series Accounts without further consent by the Issuer; provided, however, that prior to the delivery by the Indenture Trustee on behalf of the Series [ ] Noteholders of notice otherwise, the Issuer shall have the right to direct the disposition of funds in the Series Accounts; provided, further that the Indenture Trustee on behalf of the Series [ ] Noteholders agrees that it will not deliver such notice or exercise its power to direct disposition of the funds in the Series Accounts unless an Event of Default has occurred and is continuing. Upon delivery of the foregoing notice by the Indenture Trustee on behalf of the Series [ ] Noteholders, the depositary institution shall comply with the orders of the Indenture Trustee on behalf of the Series [ ] Noteholders without further consent by the Issuer.

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                                       12

      (d) The Issuer shall not close any of the Series Accounts unless it shall have (i) received the prior consent of the Indenture Trustee on behalf of the Series [ ] Noteholders, (ii) established a new Eligible Deposit Account with the depositary institution holding the Series Account being closed or with a new depositary institution satisfactory to the Indenture Trustee on behalf of the Series [ ] Noteholders, (iii) entered into a depositary agreement to govern such new account(s) with such new depositary institution which agreement is satisfactory in all respects to the Indenture Trustee on behalf of Noteholders (whereupon such new account(s) shall become the applicable Series Account(s) for all purposes of this Indenture Supplement), and (iv) taken all such action as the Indenture Trustee on behalf of the Series [ ] Noteholders shall reasonably require to grant and perfect a first priority security interest in such account(s) in favor of the Indenture Trustee.

      SECTION 4.3. Calculations and Series Allocations.

      (a) Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series [ ] pursuant to Article VIII of the Indenture shall be allocated and distributed as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series [ ] Noteholders pursuant to this Sections 4.3 with respect to any Monthly Period need not be deposited into the Collection Account or any Series Account prior to the related Transfer Date, and, when so deposited, (x) may be deposited net of any amounts required to be distributed to Transferor and, if an Originator is Servicer, any amounts owed to the Master Servicer, and (y) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series [ ] pursuant to Section 8.5 of the Indenture)).

      (b) Allocations to the Series [ ] Noteholders. The Issuer shall, on each Date of Processing, allocate to the Series [ ] Noteholders the following amounts as set forth below:

            (i) Allocations of Non-Principal Collections. The Issuer shall allocate to the Series [ ] Noteholders an amount equal to the product of
      (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided; that, so long as, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Accumulation Period falling on or after the day on which Principal Collections equal to the related Controlled Payment Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum (the "Target Amount") of (A) the fees payable to the Indenture Trustee, the Trustee and the Administrator on the related Payment Date, (B) the Monthly Interest for the related Payment Date, (C) the Noteholder Servicing Fee, [and (D) any amount required to be deposited in the Reserve Account on the related Transfer Date]; and any Non-Principal Collections allocated to the Series [ ] Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to Transferor; provided, further, that, notwithstanding the preceding proviso, if on any Business Day the

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

      Issuer determines that the Target Amount for a Monthly Period exceeds the Target Amount for that Monthly Period as previously calculated by Issuer, then (x) Issuer shall (on the same Business Day) inform Transferor of such determination, and (y) within two (2) Business Days thereafter direct Transferor to deposit into the Non-Principal Account funds in an amount equal to the excess of the recalculated Target Amount for such Monthly Period over the Target Amount previously calculated by the Issuer for the same Monthly Period; and provided, further, if on any Transfer Date the Free Equity Amount is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall cause Transferor, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Section 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the second preceding proviso.

      With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) "Reallocated Principal Collections" for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series [ ] Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to Transferor pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(iii) of the definition of Collateral Amount.

            (ii) Allocations of Principal Collections. The Issuer shall allocate to the Series [ ] Noteholders the following amounts as set forth below:

                  (x)   Allocations During the Revolving Period.

                  (1) During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing, shall be allocated to the Series [ ] Noteholders and first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, shall be paid to the holders of the Transferor Interest.

                  (2) With respect to each Monthly Period falling in the Revolving Period, to the extent that Principal Collections allocated to the Series [ ]

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                                       14

                  Noteholders pursuant to this Section 4.3(b)(ii) are paid to Transferor, the Issuer shall cause Transferor to make an amount equal to the Reallocated Principal Collections for the related Transfer Date available on that Transfer Date for application in accordance with Section 4.7.

                  (y) Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series [ ] Noteholders and transferred to the Principal Account until applied as provided herein; provided, however, that after the date on which an amount of such Principal Collections equal to the Note Principal Balance has been deposited into the Principal Account such amount shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, and second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, paid to the holders of the Transferor Interest.

                  (z) Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the [ ] Noteholders and transferred to the Principal Account until applied as provided herein; provided, however, that after the date on which an amount of such Principal Collections equal to the Note Principal Balance has been deposited into the Principal Account such amount shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, and second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, paid to the holders of the Transferor Interest.

      SECTION 4.4. Application of Available Non-Principal Collections and Available Principal Collections. On each Transfer Date or related Payment Date, as applicable, the Issuer shall withdraw, to the extent of available funds, the amount required to be withdrawn from the Non-Principal Account, the Principal Account and the Distribution Account as follows:

      (a) On each Transfer Date, an amount equal to the Available Non-Principal Collections with respect to the related Payment Date will be paid or deposited in the following priority:

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                                       15

            (i)   on a pari passu basis,

                  (A) the accrued and unpaid fees and other amounts owed to the
            Indenture Trustee up to a maximum amount of [ ] dollars ($[ ]) for the prior Monthly Period,

                  (B) the accrued and unpaid fees and other amounts owed to the trustee for the DFS Financing Trust up to a maximum amount of [ ] dollars ($[ ]) for the prior Monthly Period,

                  (C) the accrued and unpaid fees and other amounts owed to the
            Trustee up to a maximum amount of [ ] dollars ($[ ]) for the prior Monthly Period, and

                  (D) the accrued and unpaid fees and other amounts owed to the
            Administrator up to a maximum amount of [ ] dollars ($[ ]) for the prior Monthly Period;

            (ii) to pay the Noteholder Servicing Fee for the prior Monthly Period and any overdue Noteholder Servicing Fee (to the extent not previously paid [, and to reimburse the Master Servicer for any Servicer Advances and accrued and unpaid interest thereon]);

            (iii) an amount equal to Class A Monthly Interest for such Payment Date, plus any Class A Deficiency Amount, plus the amount of any Class A Additional Interest for such Payment Date, plus (without duplication) the amount of any Class A Additional Interest previously due but not paid to Class A Noteholders on a prior Payment Date, shall be deposited into the Distribution Account;

            (iv) an amount equal to Class B Monthly Interest for such Payment Date, plus any Class B Deficiency Amount, plus the amount of any Class B Additional Interest for such Payment Date, plus (without duplication) the amount of any Class B Additional Interest previously due but not paid to Class B Noteholders on a prior Payment Date, shall be deposited into the Distribution Account;

            (v) an amount equal to Class C Monthly Interest for such Payment Date, plus any Class C Deficiency Amount, plus the amount of any Class C Additional Interest for such Payment Date, plus (without duplication) the amount of any Class C Additional Interest previously due but not paid to Class C Noteholders on a prior Payment Date, shall be deposited into the Distribution Account;

            (vi) to deposit into the Principal Account, during the Controlled Accumulation Period or the Early Amortization Period, an amount (treated as a portion of Available Principal Collections) equal to the Aggregate Investor Default Amount for the prior Monthly Period;

            (vii) to deposit into the Principal Account, during the Controlled Accumulation Period or the Early Amortization Period, an amount (treated as a portion of Available Principal Collections) equal to the sum of the aggregate amount of Investor Charge-Offs

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

      and the amount of Reallocated Principal Collections which have not been previously reimbursed;

            (viii) [to deposit into the Reserve Account an amount equal to the amounts, if any, required to be deposited in the Reserve Account pursuant to Section 4.10(d);]

            (ix) to pay to the Persons listed in clause (i) above on a pari passu basis any amounts owed to such Persons and not paid pursuant to clause (i) above;

            (x) if the Early Amortization Period has not occurred and is not continuing, the balance, if any, will constitute a portion of Excess Non-Principal Collections for such Payment Date and will be applied in accordance with Section 8.6 of the Indenture; and

            (xi) during the Early Amortization Period, the remaining balance, if any, will be used to make principal payments on first, to the Class A Notes until the Class A Note Principal Balance is paid in full, second, to the Class B Notes until the Class B Note Principal Balance is paid in full and third, to the Class C Notes until the Class C Note Principal Balance is paid in full.

      On each Transfer Date, to the extent that there is a shortfall (a "Transfer Date Shortfall") in the amounts to be paid or deposited pursuant to [clauses(a)(i), (a)(iii), (a)(iv) and (a)(v)] of this Section 4.4, [the Indenture Trustee] shall withdraw from the Collection Account, from any Servicer Advance on deposit therein, an amount equal to the lesser of (i) the Transfer Date Shortfall for such Transfer Date and (ii) the product of (x) such Servicer Advance and (y) the Series Allocation Percentage for the previous Monthly Period, and apply such withdrawn amount to make the payments and deposits contemplated by such clauses of this Section 4.4.

      (b) On each Transfer Date with respect to the Revolving Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.

      (c) On each Transfer Date or Payment Date, as applicable, with respect to the Controlled Accumulation Period or the Early Amortization Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be paid or deposited in the following order of priority:

            (i) during the Controlled Accumulation Period, an amount equal to the Monthly Principal for each Transfer Date shall be deposited into the Principal Account on such Transfer Date;

            (ii) during the Early Amortization Period, an amount equal to the Monthly Principal for each Transfer Date shall be deposited into the Distribution Account on such Transfer Date and on the related Payment Date shall be paid, first to the Class A Noteholders on the related Payment Date until the Class A Note Principal Balance has been paid in full; second to the Class B Noteholders until the Class B Note Principal Balance has been paid in full; and third to the Class C Noteholders until the Class C Note Principal Balance has been paid in full; and

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

            (iii) in the case of each of the Controlled Accumulation Period and the Early Amortization Period, the balance of such Available Principal Collections remaining after application in accordance with clauses (i) and
      (ii) above shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture. As of any Payment Date during the Controlled Accumulation Period or Early Amortization Period on which Available Principal Collections are treated as Shared Principal Collections, the Collateral Amount shall be reduced by an amount equal to the lesser of (x) the amount of Available Principal Collections applied as Shared Principal Collections and (y) the excess, if any, of the Excess Collateral Amount over the Required Excess Collateral Amount.

      (d) On each Payment Date in accordance with Section 4.5, the Issuer shall pay first, to the Class A Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(iii) on the preceding Transfer Date, second, to the Class B Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(iv) on the preceding Transfer Date and third, to the Class C Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(v) on the preceding Transfer Date;

      (e) On the earlier to occur of (i) the first Transfer Date during the Early Amortization Period and (ii) the Transfer Date immediately preceding the Expected Principal Payment Date, the Issuer shall withdraw from the Principal Account and deposit into the Distribution Account the amount deposited into the Principal Account pursuant to Section 4.4(c)(i) and on the related Payment Date shall pay such amount first to the Class A Noteholders, until the Class A Note Principal Balance is paid in full, second to the Class B Noteholders until the Class B Note Principal Balance is paid in full and third to the Class C Noteholders until the Class C Note Principal Balance is paid in full.

      SECTION 4.5. Distributions.

      (a) On each Payment Date, the Issuer shall pay to each Class A Noteholder of record on the related Record Date such Class A Noteholder's pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Payment Date and as are payable to the Class A Noteholders pursuant to this Indenture Supplement.

      (b) On each Payment Date, the Issuer shall pay to each Class B Noteholder of record on the related Record Date such Class B Noteholder's pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Payment Date and as are payable to the Class B Noteholders pursuant to this Indenture Supplement.

      (c) On each Payment Date, the Issuer shall pay to each Class C Noteholder of record on the related Record Date such Class C Noteholder's pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Payment Date and as are payable to the Class C Noteholders pursuant to this Indenture Supplement.

      (d) The payments to be made pursuant to this Section 4.5 are subject to the provisions of Section 7.1 of this Indenture Supplement.

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

      (e) All payments to Noteholders hereunder shall be made by (i) check mailed to each Series [ ] Noteholder (at such Noteholder's address as it appears in the Note Register), except that for any Series [ ] Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made by wire transfer of immediately available funds and (ii) except as provided in Section 2.7(b) of the Indenture, without presentation or surrender of any Series [ ] Note or the making of any notation thereon.

      SECTION 4.6. Investor Charge-Offs. On each Determination Date, the Issuer shall calculate the Investor Default Amount for the preceding Monthly Period. If, on any Transfer Date, the sum of the Investor Default Amount for the preceding Monthly Period exceeds the amount of Available Non-Principal Collections allocated with respect thereto pursuant to Section 4.4(a)(vi) with respect to such Transfer Date and the amount on deposit in the Reserve Account on such Transfer Date, the Collateral Amount will be reduced (but not below zero) by the amount of such excess (such reduction, an "Investor Charge-Off").

      SECTION 4.7. Reallocated Principal Collections. On each Transfer Date, the Issuer shall apply Reallocated Principal Collections with respect to that Transfer Date to fund any deficiency pursuant to and in the priority set forth in Sections 4.4(a)(i) through (v). On each Transfer Date, the Collateral Amount shall be reduced by the amount of Reallocated Principal Collections for such Transfer Date.

      SECTION 4.8. Excess Non-Principal Collections. Series [ ] shall be an Excess Allocation Series with respect to Group One only. Subject to Section 8.6 of the Indenture, Excess Non-Principal Collections with respect to the Excess Allocation Series in Group One for any Transfer Date will be allocated to Series [ ] in an amount equal to the product of (x) the aggregate amount of Excess Non-Principal Collections with respect to all the Excess Allocation Series in Group One for the related Payment Date and (y) a fraction, the numerator of which is the Non-Principal Shortfall for Series [ ] for such Payment Date and the denominator of which is the aggregate amount of Non-Principal Shortfalls for all the Excess Allocation Series in Group One for such Payment Date. The "Non-Principal Shortfall" for Series [ ] for any Payment Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to Sections 4.4(a)(i) through (viii) on such Payment Date over (b) the Available Non-Principal Collections with respect to such Payment Date (excluding any portion thereof attributable to Excess Non-Principal Collections).

      SECTION 4.9. Shared Principal Collections. Subject to Section 8.5 of the Indenture, Shared Principal Collections allocable to Series [ ] on any Transfer Date will be equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Transfer Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series [ ] for such Transfer Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Transfer Date. The "Principal Shortfall" for Series [ ] will be equal to (a) for any Transfer Date prior to the Transfer Date relating to the Expected Principal Payment Date, zero, and (b) for any Transfer Date relating to any Payment Date on or after the Expected Principal Payment Date, the Note Principal Balance.

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

      SECTION 4.10. [Reserve Account.

      (a) On each Transfer Date, if the aggregate amount of Available Non-Principal Collections is less than the aggregate amount required to be paid or deposited pursuant to clauses (i) through (v) of Section 4.4(a), the Issuer shall withdraw from the Reserve Account the amount of such deficiency up to the Available Reserve Account Amount and shall apply such amount in accordance with such clauses of Section 4.4(a).

      (b) On any day following the occurrence of an Event of Default with respect to Series [ ] that has resulted in the acceleration of the Series [ ] Notes, the Issuer shall withdraw from the Reserve Account the Available Reserve Account Amount and deposit such amount in the Distribution Account for payment to the Series [ ] Noteholders to fund any shortfalls in amounts owed to the Series [ ] Noteholders.

      (c) If on any Transfer Date, after giving effect to all withdrawals from the Reserve Account, the Available Reserve Account Amount is less than the Required Reserve Account Amount then in effect, Available Non-Principal Collections shall be deposited into the Reserve Account pursuant to Section 4.4(a)(viii) up to the amount of the Reserve Account Deficiency.

      (d) If, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to any Transfer Date, the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount, the Issuer shall withdraw an amount equal to such excess from the Reserve Account and distribute such amount to the Transferor. On the date on which the Note Principal Balance has been paid in full, after making any payments to the Series [ ] Noteholders required pursuant to Sections 4.10(a), (b) and (c), the Issuer shall withdraw from the Reserve Account all amounts then remaining in the Reserve Account and pay such amounts to the holders of the Transferor Interest.]

      SECTION 4.11. Investment of Amounts on Deposit in Series Accounts.

      (a) To the extent there are uninvested amounts deposited in the Series Accounts, the Issuer shall cause such amounts to be invested in Permitted Investments selected by the Issuer that mature no later than the following Transfer Date.

      (b) On each Transfer Date, the Investment Earnings, if any, accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be treated as Available Non-Principal Collections and paid or deposited in accordance with Section 4.4(a). Subject to the foregoing, for purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Indenture Supplement, all Investment Earnings shall be deemed not to be available or on deposit.

      SECTION 4.12. Controlled Accumulation Period. The Controlled Accumulation Period is scheduled to commence at the beginning of business on [______ __, 200_]; [provided, that if the Controlled Accumulation Period Length (determined as described below) on any Determination Date on or after the [_______ 200_] Determination Date is less than or more than the number of months in the scheduled Controlled Accumulation Period, upon written notice to the Indenture Trustee, with a copy to each Rating Agency, the Issuer shall either postpone or accelerate, as applicable, the date on which the Controlled Accumulation Period actually

                                                            Indenture Supplement
commences, so that as a result, the number of Monthly Periods in the Controlled Accumulation Period will equal the Controlled Accumulation Period Length; provided, that the length of the Controlled Accumulation Period will not be less than one (1) month]. The "Controlled Accumulation Period Length" will mean a number of whole months such that the amount available for payment of principal on the Notes on the Expected Principal Payment Date is expected to equal or exceed the Note Principal Balance, assuming for this purpose that (1) the payment rate with respect to Principal Collections remains constant at the lowest level of such payment rate during the twelve (12) preceding Monthly Periods, (2) the total amount of Principal Receivables in the Trust (and the principal amount on deposit in the Excess Funding Account, if any) remains constant at the level on such date of determination, (3) no Early Amortization Event with respect to any Series will subsequently occur and (4) no additional Series (other than any Series being issued on such date of determination) will be subsequently issued. Any notice by Issuer modifying the commencement of the Controlled Accumulation Period pursuant to this Section 4.12 shall specify (i) the Controlled Accumulation Period Length, (ii) the commencement date of the Controlled Accumulation Period and (iii) the Controlled Accumulation Amount with respect to each Monthly Period during the Controlled Accumulation Period.

      SECTION 4.13. [Determination of LIBOR].

      (a) [On each LIBOR Determination Date in respect of an Interest Period, the Indenture Trustee shall determine LIBOR on the basis of the rate per annum displayed in the Bloomberg Financial Markets system as the composite offered rate for London interbank deposits for a one-month period, as of 11:00 a.m., London time, on that date. If that rate does not appear on that display page, LIBOR for that Interest Period will be the rate per annum shown on page 3750 of the Bridge Telerate Services Report screen or any successor page as the composite offered rate for London interbank deposits for a one-month period, as shown under the heading "USD" as of 11:00 a.m., London time, on the LIBOR Determination Date. If no rate is shown as described in the preceding two sentences, LIBOR for that Interest Period will be the rate per annum based on the rates at which U.S. dollar deposits for a one-month period are displayed on page "LIBOR" of the Reuters Monitor Money Rates Service or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks as of 11:00 a.m., London time, on the LIBOR Determination Date; provided, that if at least two rates appear on that page, the rate will be the arithmetic mean of the displayed rates and if fewer than two rates are displayed, or if no rate is relevant, the rate for that Interest Period shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for that Interest Period shall be the arithmetic mean of all quotations provided. If fewer than two (2) quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Master Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.]

                                                            Indenture Supplement

      (b) The Class A Note Interest Rate, Class B Note Interest Rate and Class C Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at [(___) ___-____] or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Series [ ] Noteholder from time to time.

      (c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Issuer, by facsimile transmission, notification of LIBOR for the following Interest Period.]

                                    ARTICLE V
                          DELIVERY OF SERIES [ ] NOTES;
                        REPORTS TO SERIES [ ] NOTEHOLDERS

      SECTION 5.1. Delivery and Payment for the Series [ ] Notes.

      The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Series [ ] Notes in accordance with Section 2.2 of the Indenture. The Indenture Trustee shall deliver the Series [ ] Notes to or upon Issuer Order when so authenticated.

      SECTION 5.2. Reports and Statements to Series [ ] Noteholders.

      (a) Not later than the second Business Day preceding each Payment Date, the Issuer shall deliver, or cause the Master Servicer to deliver to the Trustee, the Indenture Trustee, each Series [ ] Noteholder and each Rating Agency a statement substantially in the form of Exhibit B prepared by the Master Servicer; provided, that the Issuer may amend the form of Exhibit B from time to time with the prior written consent of the Indenture Trustee.

      (b) On or before January 31 of each calendar year, beginning with January 31, 2005, the [Trustee, on behalf of the] Issuer, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series [ ] Noteholder the information for the preceding calendar year, or the applicable portion thereof during which the Person was a Noteholder, as is required to be provided by an issuer of indebtedness under the Code to the holders of the Issuer's indebtedness and such other customary information as is necessary to enable such Noteholder to prepare its federal income tax returns. Notwithstanding anything to the contrary contained in this Agreement, [the Trustee, on behalf of] the Issuer, shall, to the extent required by applicable law, from time to time furnish to the appropriate Persons, at least five (5) Business Days prior to the end of the period required by applicable law, the information required to complete a Form 1099-INT.

                                   ARTICLE VI
                      SERIES [ ] EARLY AMORTIZATION EVENTS

      SECTION 6.1. Series [ ] Early Amortization Events. If any one of the following events shall occur with respect to the Series [ ] Notes:

      (a) (i) failure on the part of Transferor or the Issuer to make any payment or deposit required to be made by it by the terms of the Second Tier Agreement, the Indenture or this

                                                            Indenture Supplement

Indenture Supplement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) failure of the Issuer or the Transferor duly to observe or perform in any material respect any of their respective covenants or agreements set forth in the Second Tier Agreement, the Indenture or this Indenture Supplement (excluding matters addressed by clause (i) above), which failure has a material adverse effect on the Series [ ] Noteholders and which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer or the Transferor, as applicable, by the Indenture Trustee, or to the Issuer or the Transferor, as applicable, and the Indenture Trustee by any Noteholder of the Series [ ] Notes;

      (b) any representation or warranty made by the Issuer or the Transferor in the Second Tier Agreement, the Indenture or this Indenture Supplement or any information contained in an account schedule required to be delivered by it pursuant to [Section 2.1 or Section 2.6(c)] of the Second Tier Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice of the same, requiring the same to be remedied, shall have been given to the Issuer or Transferor, as applicable, by the Indenture Trustee, or to Transferor or the Issuer, as applicable, and the Indenture Trustee by any Noteholder of the Series [ ] Notes and as a result of which the interests of the Series [ ] Noteholders are materially and adversely affected for such period; provided, however, that a Series [ ] Early Amortization Event pursuant to this Section 6.1(b) shall not be deemed to have occurred hereunder if Transferor has accepted reassignment of the related Transferred Receivable, or all of such Transferred Receivables, if applicable, during such period in accordance with the provisions of the Second Tier Agreement;

      (c) a failure by Transferor under the Second Tier Agreement to convey Transferred Receivables in Additional Accounts to the Issuer when it is required to convey such Transferred Receivables pursuant to [Section 2.6(a)] of the Second Tier Agreement;

      (d) any material Servicer Default or any Indenture Servicer Default shall occur;

      (e) (i) on any Determination Date occurring in the months of [ ] through [ ], the average of the Monthly Payment Rates for the three (3) preceding Monthly Periods is less than [ ] percent ([ ]%) or (ii) on any Determination Date occurring in the months of [ ] through [ ], the average of the Monthly Payment Rates for the three (3) preceding Monthly Periods is less than [ ] percent ([ ]%);

      (f) the Note Principal Balance shall not be paid in full on the Expected Principal Payment Date;

      (g) without limiting the foregoing, the occurrence of an Event of Default with respect to Series [ ] and acceleration of the maturity of the Series [ ] Notes pursuant to Section 5.3 of the Indenture; [or]

                                                            Indenture Supplement

      (h) [the amount on deposit in the Reserve Account is less than the Required Reserve Account Amount on any [ ] ([ ]) consecutive Payment Dates after giving effect to all payments and deposits on such Payment Dates];

then, in the case of any event described in subsection (a), (b) or (d), after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the Noteholders of Series [ ] Notes evidencing more than fifty percent (50%) of the aggregate unpaid principal amount of Series [ ] Notes by notice then given in writing to the Issuer (and to the Indenture Trustee if given by the Series [ ] Noteholders) may declare that a "Series Early Amortization Event" with respect to Series [ ] (a "Series [ ] Early Amortization Event") has occurred as of the date of such notice, and, in the case of any event described in subsection (c), (e), (f), (g) or (h) a Series [ ] Early Amortization Event shall occur without any notice or other action on the part of the Indenture Trustee or the Series [ ] Noteholders immediately upon the occurrence of such event.

                                   ARTICLE VII
           REDEMPTION OF SERIES [ ] NOTES; FINAL DISTRIBUTIONS; SERIES
                                   TERMINATION

      SECTION 7.1. Optional Redemption of Series [ ] Notes; Final Distributions.

      (a) On any day occurring on or after the date on which the outstanding principal balance of the Series [ ] Notes is reduced to ten percent (10%) or less of the highest Note Principal Balance on or at any time after the Closing Date, Transferor has the option pursuant to the Trust Agreement to reduce the Collateral Amount to zero by paying a purchase price equal to the greater of (x) the Collateral Amount plus the Allocation Percentage of outstanding Non-Principal Receivables, and (y) (i) if such day is a Payment Date, the Reassignment Amount for such Payment Date or (ii) if such day is not a Payment Date, the Reassignment Amount for the Payment Date following such day. If Transferor exercises such option, Issuer will apply such purchase price to repay the Series [ ] Notes in full as specified below.

      (b) In order to exercise such option, Issuer shall give the Indenture Trustee at least thirty (30) days' prior written notice of the date on which Transferor intends to exercise such optional redemption. Not later than 12:00 noon, New York City time, on the day of such redemption, Issuer shall deposit into the Collection Account in immediately available funds the Reassignment Amount. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Collection Account in accordance with the foregoing, the Collateral Amount for Series [ ] shall be reduced to zero and the Series [ ] Noteholders shall have no further security interest or other interest in the Transferred Receivables. The Reassignment Amount shall be paid as set forth in Section 7.1(d).

      (c) The amount to be paid by the Issuer with respect to Series [ ] in connection with a repurchase of the Series [ ] Notes pursuant to Section 10.1 of the Trust Agreement shall not be less than the Reassignment Amount for the Payment Date of such repurchase.

      (d) With respect to the Reassignment Amount deposited into the Collection Account pursuant to this Section 7.1 or the proceeds of any sale of Transferred Receivables pursuant to

                                                            Indenture Supplement

Section 5.3 of the Indenture with respect to Series [ ], the Indenture Trustee shall, in accordance with an Issuer Order, not later than 12:00 noon, New York City time, on the related Payment Date, make payments of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and payments otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Note Principal Balance on such Payment Date will be paid to the Class A Noteholders and (y) an amount equal to the sum of
(A) Class A Monthly Interest due and payable on such Payment Date or any prior Payment Date, (B) any Class A Deficiency Amount for such Payment Date and (C) the amount of Class A Additional Interest, if any, for such Payment Date and, without duplication, any Class A Additional Interest previously due but not paid to the Class A Noteholders on any prior Payment Date, will be paid to the Class A Noteholders, (ii) (x) the Class B Note Principal Balance on such Payment Date will be paid to the Class B Noteholders and (y) an amount equal to the sum of
(A) Class B Monthly Interest due and payable on such Payment Date or any prior Payment Date, (B) any Class B Deficiency Amount for such Payment Date and (C) the amount of Class B Additional Interest, if any, for such Payment Date and, without duplication, any Class B Additional Interest previously due but not paid to the Class B Noteholders on any prior Payment Date, will be paid to the Class B Noteholders, (iii) (x) the Class C Note Principal Balance on such Payment Date will be paid to the Class C Noteholders and (y) an amount equal to the sum of
(A) Class C Monthly Interest due and payable on such Payment Date or any prior Payment Date, (B) any Class C Deficiency Amount for such Payment Date, and (C) the amount of Class C Additional Interest, if any, for such Payment Date and, without duplication, any Class C Additional Interest previously due but not paid to the Class C Noteholders on any prior Payment Date will be paid to the Class C Noteholders, and (iv) any excess shall be released to the Issuer.

      SECTION 7.2. Series Termination.

      On the Series [ ] Final Maturity Date, the unpaid principal amount of the Series [ ] Notes shall be due and payable.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

      SECTION 8.1. Ratification of Indenture; Amendments. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument. This Indenture Supplement may be amended only in accordance with the terms of Section
9.1 or 9.2 of the Indenture. For purposes of the application of Section 9.2 of the Indenture to any amendment of this Indenture Supplement, the Series [ ] Noteholders shall be the only Noteholders whose vote shall be required.

      SECTION 8.2. Form of Delivery of the Series [ ] Notes. The Class A Notes, the Class B Notes and the Class C Notes shall be Book-Entry Notes and shall be delivered as provided in Sections 2.1 and 2.2 of the Indenture.

      SECTION 8.3. Counterparts. This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                                                            Indenture Supplement

      SECTION 8.4. GOVERNING LAW.

      (a) THIS INDENTURE SUPPLEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

      (b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS INDENTURE SUPPLEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS INDENTURE SUPPLEMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED, FURTHER, THAT NOTHING IN THIS INDENTURE SUPPLEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE INDENTURE TRUSTEE FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SERIES [ ] NOTES, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE INDENTURE TRUSTEE. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT ITS ADDRESS DETERMINED IN ACCORDANCE WITH SECTION 10.4 OF THE INDENTURE AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY'S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

      BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES

                                                            Indenture Supplement

WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS INDENTURE SUPPLEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      SECTION 8.5. Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by The Bank of New York (Delaware), not in its individual capacity, but solely in its capacity as Trustee of the Issuer, in no event shall The Bank of New York (Delaware) in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Issuer hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

      SECTION 8.6. Rights of the Indenture Trustee. The Indenture Trustee shall have herein the same rights, protections, indemnities and immunities as specified in the Master Indenture.

      SECTION 8.7. No Petition. Each holder of a Note covenants and agrees that
(i) it will not at any time directly or indirectly institute or cause to be instituted against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal state bankruptcy law unless holders of not less than sixty-six and two-thirds percent (66 2/3%) of the Outstanding Principal Balance of each Class of each Series have approved such filing; and (ii) it will not at any time directly or indirectly institute or cause to be instituted against the Trust or CDF Funding, Inc. any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy law in connection with any obligation relating to the Notes, the Indenture or any of the Related Documents.

                            [SIGNATURE PAGES FOLLOW]

                                                            Indenture Supplement

      IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered on the day and year first above written.

                                         GE DEALER FLOORPLAN MASTER NOTE
                                         TRUST, as Issuer

                                         By: THE BANK OF NEW YORK (DELAWARE),
                                         not in its individual capacity, but as
                                         Trustee on behalf of Issuer

                                         By:________________________________
                                            Name: __________________________
                                            Title: _________________________

                                                            Indenture Supplement

                                         WILMINGTON TRUST COMPANY, as
                                         Indenture Trustee

                                         By:________________________________
                                            Name: __________________________
                                            Title: _________________________

                                                            Indenture Supplement

                                   EXHIBIT A-1

          FORM OF CLASS A SERIES [ ] [FLOATING RATE] ASSET BACKED NOTE

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT (I) IT WILL NOT AT ANY TIME DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTED AGAINST THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW UNLESS NOTEHOLDERS OF NOT LESS THAN SIXTY-SIX AND TWO-THIRDS PERCENT (66 2/3%) OF THE OUTSTANDING PRINCIPAL BALANCE OF EACH CLASS OF EACH SERIES HAVE APPROVED SUCH FILING; AND (II) IT WILL NOT AT ANY TIME DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTED AGAINST GE DEALER FLOORPLAN MASTER NOTE TRUST OR CDF FUNDING, INC. ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE RELATED DOCUMENTS.

         THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                                                            Indenture Supplement

                              Exhibit A-1 (Page 1)

REGISTERED                               $______________________________________
No. R-                                                                 CUSIP NO.

                      GE DEALER FLOORPLAN MASTER NOTE TRUST
                                   SERIES [ ]

              CLASS A SERIES [ ] [FLOATING RATE] ASSET BACKED NOTE

      GE Dealer Floorplan Master Note Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware statutory trust governed by an Amended and Restated Trust Agreement dated as of [ ], 2004, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of ___________ DOLLARS ($[ ]), or such greater or lesser amount as determined in accordance with the Indenture, on the [____________ __] 200[_] Payment Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Interest Rate on each Payment Date until the Series Maturity Date (which is the earlier to occur of (a) the Payment Date on which the Note Principal Balance is paid in full, (b) the date on which the Collateral Amount is reduced to zero and (c) the [____________ __], 200[_] Payment Date). Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. Interest will be computed on the basis of a [360-day] year and the [actual] number of days elapsed. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

                                                            Indenture Supplement

                              Exhibit A-1 (Page 2)

IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

                                     GE DEALER FLOORPLAN MASTER NOTE
                                     TRUST, as Issuer

                                     By: THE BANK OF NEW YORK
                                     (DELAWARE), not in its individual capacity
                                     but solely as Trustee on behalf of Issuer

                                     By:________________________________________
                                        Name: __________________________________
                                        Title: _________________________________
Dated:____________

                                                            Indenture Supplement

                              Exhibit A-1 (Page 3)

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes described in the within-mentioned Indenture.

                                     WILMINGTON TRUST COMPANY,
                                     as Indenture Trustee

                                     By:________________________________________
                                                  Authorized Signatory

Dated:____________

                                                            Indenture Supplement

                              Exhibit A-1 (Page 4)

                      GE DEALER FLOORPLAN MASTER NOTE TRUST
                                   SERIES [ ]

              CLASS A SERIES [ ] [FLOATING RATE] ASSET BACKED NOTE

      This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as GE Dealer Floorplan Master Note Trust, Series [ ] (the "Series [ ] Notes"), issued under a Master Indenture dated as of [ ], 2004 (the "Master Indenture"), between the Issuer and Wilmington Trust Company, as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement dated as of [ ], 200[ ] (the "Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

      The Class B Notes and the Class C Notes will also be issued under the Indenture.

      The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

      This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

      THIS CLASS A NOTE DOES NOT REPRESENT AN OBLIGATION OF CDF FUNDING, INC., DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST, GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, TRANSAMERICA COMMERCIAL FINANCE CORPORATION, OR ANY OF THEIR AFFILIATES (OTHER THAN THE ISSUER), AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

      The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

      THIS CLASS A NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK

                                                            Indenture Supplement

                              Exhibit A-1 (Page 5)

(INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                                            Indenture Supplement

                              Exhibit A-1 (Page 6)

                                   ASSIGNMENT

Social Security or other identifying number of assignee

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ___________ attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:___________________________           ________________________________ **
                                            Signature Guaranteed:

-----------------------
**    The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                            Indenture Supplement

                              Exhibit A-1 (Page 7)

                                   EXHIBIT A-2

          FORM OF CLASS B SERIES [ ] [FLOATING RATE] ASSET BACKED NOTE

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT
(I) IT WILL NOT AT ANY TIME DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTED AGAINST THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW UNLESS NOTEHOLDERS OF NOT LESS THAN SIXTY-SIX AND TWO-THIRDS PERCENT (66 2/3%) OF THE OUTSTANDING PRINCIPAL BALANCE OF EACH CLASS OF EACH SERIES HAVE APPROVED SUCH FILING; AND (II) IT WILL NOT AT ANY TIME DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTED AGAINST GE DEALER FLOORPLAN MASTER NOTE TRUST OR CDF FUNDING, INC. ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE RELATED DOCUMENTS.

      THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                                                            Indenture Supplement

                              Exhibit A-2 (Page 1)

REGISTERED                           $__________________________________________
No. R-                                                                 CUSIP NO.

                      GE DEALER FLOORPLAN MASTER NOTE TRUST
                                   SERIES [ ]

              CLASS B SERIES [ ] [FLOATING RATE] ASSET BACKED NOTE

      GE Dealer Floorplan Master Note Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware statutory trust governed by an Amended and Restated Trust Agreement dated as of [ ], 2004, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of ____________ DOLLARS ($[ ]), or such greater or lesser amount as determined in accordance with the Indenture, on the [____________ __] 200[_] Payment Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Payment Date until the Series Maturity Date (which is the earlier to occur of (a) the Payment Date on which the Note Principal Balance is paid in full, (b) the date on which the Collateral Amount is reduced to zero and (c) the [____________ __], 200[_] Payment Date). Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. Interest will be computed on the basis of a [360-day] year and the [actual] number of days elapsed. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

                                                            Indenture Supplement

                              Exhibit A-2 (Page 2)

IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

                                     GE DEALER FLOORPLAN MASTER NOTE
                                     TRUST, as Issuer

                                     By: THE BANK OF NEW YORK
                                     (DELAWARE), not in its individual capacity
                                     but solely as Trustee on behalf of Issuer

                                     By:________________________________________
                                        Name: __________________________________
                                        Title: _________________________________
Dated:____________

                                                            Indenture Supplement

                              Exhibit A-2 (Page 3)

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned Indenture.

                                     WILMINGTON TRUST COMPANY,
                                     as Indenture Trustee

                                     By:____________________________________
                                                Authorized Signatory

Dated:____________

                                                            Indenture Supplement

                              Exhibit A-2 (Page 4)

                      GE DEALER FLOORPLAN MASTER NOTE TRUST
                                   SERIES [ ]

              CLASS B SERIES [ ] [FLOATING RATE] ASSET BACKED NOTE

      This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as GE Dealer Floorplan Master Note Trust, Series [ ] (the "Series [ ] Notes"), issued under a Master Indenture dated as of [ ], 2004 (the "Master Indenture"), between the Issuer and Wilmington Trust Company, as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement dated as of [ ], 200[ ] (the "Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

      The Class A Notes and the Class C Notes will also be issued under the Indenture.

      The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

      This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

      THIS CLASS B NOTE DOES NOT REPRESENT AN OBLIGATION OF CDF FUNDING, INC., DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST, GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, TRANSAMERICA COMMERCIAL FINANCE CORPORATION, OR ANY OF THEIR AFFILIATES (OTHER THAN THE ISSUER), AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

      The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

      THIS CLASS B NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK

                                                            Indenture Supplement

                              Exhibit A-2 (Page 5)

(INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                                            Indenture Supplement

                              Exhibit A-2 (Page 6)

                                   ASSIGNMENT

Social Security or other identifying number of assignee

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _____________ attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_______________________________      ___________________________________**
                                           Signature Guaranteed:

-----------------------
**    The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                            Indenture Supplement

                              Exhibit A-2 (Page 7)

                                   EXHIBIT A-3

          FORM OF CLASS C SERIES [ ] [FLOATING RATE] ASSET BACKED NOTE

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT
(I) IT WILL NOT AT ANY TIME DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTED AGAINST THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW UNLESS NOTEHOLDERS OF NOT LESS THAN SIXTY-SIX AND TWO-THIRDS PERCENT (66 2/3%) OF THE OUTSTANDING PRINCIPAL BALANCE OF EACH CLASS OF EACH SERIES HAVE APPROVED SUCH FILING; AND (II) IT WILL NOT AT ANY TIME DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTED AGAINST GE DEALER FLOORPLAN MASTER NOTE TRUST OR CDF FUNDING, INC. ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE RELATED DOCUMENTS.

      THE HOLDER OF THIS CLASS C NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS C NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                                                            Indenture Supplement

                              Exhibit A-3 (Page 1)

REGISTERED                           $__________________________________________
No. R-                                                                 CUSIP NO.

                      GE DEALER FLOORPLAN MASTER NOTE TRUST
                                   SERIES [ ]

              CLASS C SERIES [ ] [FLOATING RATE] ASSET BACKED NOTE

      GE Dealer Floorplan Master Note Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware statutory trust governed by an Amended and Restated Trust Agreement dated as of [ ], 2004, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of ______________ DOLLARS ($[ ]), or such greater or lesser amount as determined in accordance with the Indenture, on the [____________ __] 200[_] Payment Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class C Note Interest Rate on each Payment Date until the Series Maturity Date (which is the earlier to occur of (a) the Payment Date on which the Note Principal Balance is paid in full, (b) the date on which the Collateral Amount is reduced to zero and (c) the [____________ __], 200[_] Payment Date). Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. Interest will be computed on the basis of a [360-day] year and the [actual] number of days elapsed. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

                                                            Indenture Supplement

                              Exhibit A-3 (Page 2)

IN WITNESS WHEREOF, the Issuer has caused this Class C Note to be duly executed.

                                     GE DEALER FLOORPLAN MASTER NOTE
                                     TRUST, as Issuer

                                     By: THE BANK OF NEW YORK
                                     (DELAWARE), not in its individual capacity
                                     but solely as Trustee on behalf of Issuer

                                     By:________________________________________
                                        Name: __________________________________
                                        Title: _________________________________

Dated:____________

                                                            Indenture Supplement

                              Exhibit A-3 (Page 3)

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class C Notes described in the within-mentioned Indenture.

                                     WILMINGTON TRUST COMPANY,
                                     as Indenture Trustee

                                     By:________________________________________
                                                  Authorized Signatory

Dated:____________

                                                            Indenture Supplement

                              Exhibit A-3 (Page 4)

                      GE DEALER FLOORPLAN MASTER NOTE TRUST
                                   SERIES [ ]

              CLASS C SERIES [ ] [FLOATING RATE] ASSET BACKED NOTE

      This Class C Note is one of a duly authorized issue of Notes of the Issuer, designated as GE Dealer Floorplan Master Note Trust, Series [ ] (the "Series [ ] Notes"), issued under a Master Indenture dated as of [ ], 2004 (the "Master Indenture"), between the Issuer and Wilmington Trust Company, as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement dated as of [ ], 200[ ] (the "Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

      The Class A Notes and the Class B Notes will also be issued under the Indenture.

      The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

      This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

      THIS CLASS C NOTE DOES NOT REPRESENT AN OBLIGATION OF CDF FUNDING, INC., DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST, GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, TRANSAMERICA COMMERCIAL FINANCE CORPORATION, OR ANY OF THEIR AFFILIATES (OTHER THAN THE ISSUER), AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

      The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee shall treat the person in whose name this Class C Note is registered as the owner hereof for all purposes, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

      THIS CLASS C NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK

                                                            Indenture Supplement

                              Exhibit A-3 (Page 5)

(INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                                            Indenture Supplement

                              Exhibit A-3 (Page 6)

                                   ASSIGNMENT

Social Security or other identifying number of assignee

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _____________ attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_______________________________     ____________________________________**
                                          Signature Guaranteed:

-----------------------
**    The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                            Indenture Supplement

                              Exhibit A-3 (Page 7)

                                    EXHIBIT B

                     Form of Monthly Servicer's Certificate

                                [to be attached]

                                                            Indenture Supplement

                               Exhibit B (Page 1)